Exhibit 99.1

Marchex Announces Record Second Quarter 2014 Results

Company Reports Record Call-Driven Revenue

SEATTLE — (BUSINESS WIRE) – August 5, 2014 — Marchex, Inc. (NASDAQ:MCHX), a mobile advertising technology company, today announced its financial results for the second quarter ended June 30, 2014.

“Our ability to deliver strong returns for our customers through our call advertising products drove another record during the second quarter,” said Russell Horowitz, Chairman and CEO of Marchex. “Our focus on our clients’ success is the cornerstone of our business. Our Call Analytics platform is enabling Marchex to provide unique intelligence and insight around calls at the same time mobile and call-based advertising is emerging as a major theme for advertisers. As a result, we are further integrating with some of our largest advertisers and landing new customers, many of which are embracing mobile performance advertising for the first time.”

Q2 2014 Financial Highlights1

•	GAAP revenue was $49.7 million for the second quarter of 2014, compared to $37.6 million for the second quarter of 2013. Non-GAAP revenue[2], which excludes domain sales recorded in revenue, was $47.4 million for the second quarter of 2014.

•	GAAP net income from continuing operations was $947,000 for the second quarter of 2014, compared to a GAAP net loss from continuing operations of $354,000 for the second quarter of 2013.

•	GAAP net income from continuing operations attributable to common stockholders per diluted share was $0.02 for the second quarter of 2014. This compares to GAAP net loss from continuing operations attributable to common stockholders per diluted share of $0.01 for the second quarter of 2013.

	Q2 2014	Q2 2013
GAAP Revenue	$49.7 million	$37.6 million
Non-GAAP Results:
Non-GAAP Revenue [2,5]	$47.4 million	$37.6 million
Call-Driven and Related Revenue	$45.9 million	$33.9 million
Archeo Revenue including domain gains and sales [3,5]	$ 3.8 million	$ 5.0 million
Archeo Revenue excluding domain gains and sales [3,5]	$ 1.5 million	$ 3.7 million
Call-Driven Adjusted OIBA[5]	$ 2.9 million	$ 1.5 million
Call-Driven Adjusted EBITDA[5]	$ 3.8 million	$ 2.4 million
Adjusted OIBA[4,5]	$ 4.8 million	$ 3.6 million
Adjusted EBITDA[4,5]	$ 5.7 million	$ 4.5 million
Adjusted OIBA excluding domain gains and sales[5]	$ 2.6 million	$ 2.2 million
Adjusted EBITDA excluding domain gains and sales[5]	$ 3.5 million	$ 3.2 million

•	Adjusted non-GAAP EPS[3] from continuing operations for the second quarter of 2014 was $0.07, compared to $0.06 for the second quarter of 2013. Adjusted non-GAAP EPS[3] from continuing operations excluding domain gains and sales for the second quarter of 2014 and 2013 were both $0.04.

[1]	In July 2013, certain pay-per-click assets were sold. As a result, the financial results of these pay-per-click assets are presented as discontinued operations, net of tax in our condensed consolidated statements of operations in accordance with GAAP, and are excluded from all other results unless otherwise noted.
[2]	Excludes domain sales recognized in GAAP revenue. In September 2013 upon the launch of its domain marketplace, the company commenced recognizing domain sales as revenue.
[3]	Includes/excludes domain sales recognized in GAAP revenue and domain sales recognized in gains on sales and disposals of intangible assets.
[4]	Adjusted OIBA, Adjusted EBITDA and Non-GAAP EPS include the impact of domain gains and sales. Historically, these non-GAAP measures excluded the impact of domain gains and sales.
[5]	Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Marchex Q2 and Recent Call-Driven Business Highlights:

•	Revenue. Call-Driven and related revenue was $45.9 million for the second quarter of 2014 – a 35 percent increase compared to $33.9 million for the second quarter of 2013.

•	Strategic Developments. Marchex raised $32.5 million as part of its secondary offering, which was completed on April 4th. Marchex intends to use the net proceeds of the offering for general corporate purposes, which may include acquisitions or licenses of, or investments in, products, services, technologies or other businesses.

Archeo Q2 Business Highlights:

•	Revenue. Archeo non-GAAP revenue was $1.5 million for the second quarter of 2014, which excludes domain sales recognized in GAAP revenue.

•	Domains sales. During the second quarter of 2014, domain sales yielded $2.2 million.

Business Outlook

The following forward-looking statements reflect Marchex’s expectations as of August 5, 2014 and exclude any contribution from Archeo operations, domain sales and discontinued operations. Archeo operating results would be incremental and additive to our Call-Driven revenue, profitability, and other measures below:

Call-Driven financial guidance for the fiscal year ending December 31, 2014

Call-Driven Revenue	$178 million or more
Call-Driven Adjusted OIBA [1]	$10 million or more
Call Driven Adjusted EBITDA [1]	$14 million or more

Call-Driven financial guidance for the Third Quarter ending September 30, 2014

Call-Driven Revenue	$46 million or more
Call-Driven Adjusted OIBA [1]	$2.5-$3 million
Call-Driven Adjusted EBITDA [1]	$3.5-$4 million

[1]	These non-GAAP Call-Driven measures assign all Marchex corporate overhead costs to the Call-Driven results. Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Tuesday, August 5, 2014 to discuss its second quarter ended June 30, 2014 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex is a mobile advertising technology company. The company provides a suite of products and services for businesses that depend on consumer phone calls to drive sales. Marchex’s mobile advertising platform delivers new customer phone calls to businesses, while its technology analyzes the data in these calls to help maximize ad campaign results. Marchex disrupts traditional advertising models by giving businesses full transparency into their ad campaign performance and charging them based on new customer acquisition.

Please visit www.marchex.com, blog.marchex.com or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 5, 2014 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA , Adjusted OIBA, Adjusted EBITDA, Revenue including and excluding domain gains and sales, Adjusted OIBA, EBITDA including and excluding domain gains and sales and Adjusted non-GAAP EPS including and excluding domain gains and sales. Marchex also provides Call-Driven Adjusted OIBA and EBITDA.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes acquisition and separation related costs, as this item is not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, amortization of intangible assets from acquisitions and acquisition and separation related costs. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense and acquisition and separation related cost. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations. Historically, these Non-GAAP measures excluded gain/loss on sales and disposals of intangible assets for each asset and any domain sales contribution.

Non-GAAP Revenue represents GAAP revenue excludes domain sales sold through Marchex’s Domain Marketplace, which are recognized in GAAP revenue. Archeo revenue including or excluding domain gains and sales represents GAAP revenue and includes/excludes sales proceeds from the sale of domains recognized in gain/loss on sales and disposals of intangible assets and domain sales sold through Marchex’s Domain Marketplace which are recognized in GAAP revenue. Adjusted OIBA and EBITDA including or excluding domain gains and sales includes the above descriptions of Adjusted OIBA and EBITDA and includes/excludes domain sales contribution and gain/loss on sales and disposals of intangible assets. Call-Driven Adjusted OIBA and EBITDA includes the above descriptions of Adjusted OIBA and EBITDA for the Call-Driven segment. The Call-Driven Adjusted OIBA and EBITDA assigns all Marchex general corporate overhead costs to the Call-Driven results. Financial analysts and investors may use the non-GAAP historical Revenue including/excluding domain gains and sales and Adjusted OIBA and EBITDA including/excluding domain gains and sales to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP EPS represents Adjusted non-GAAP net income applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP net income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) acquisition and separation related costs, (4) interest and other income (expense), (5) discontinued operations, net of tax and (6) dividends paid to participating securities, and also excludes the effect of any tax valuation allowance. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry. Adjusted Non-GAAP EPS excluding domain gains and sales includes the above description of Adjusted non-GAAP EPS and excludes domain sales contribution and gain/loss on sales and disposals of intangible assets.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Sonia Krishnan

Marchex Corporate Communications

Telephone: 206.331.3434

Email: skrishnan(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 30,
	2013	2014
Revenue	$37,578	$49,676
Expenses:
Service costs (1)	22,584	32,319
Sales and marketing (1)	2,906	2,839
Product development (1)	6,944	7,458
General and administrative (1)	5,526	5,386
Amortization of intangible assets from acquisitions	736	31
Acquisition and separation related costs	309	(68)

Total operating expenses	39,005	47,965
Gain on sales and disposals of intangible assets, net	1,329	—

Income (loss) from operations	(98)	1,711
Interest expense and other, net	(12)	(22)

Income (loss) from continuing operations before provision for income taxes	(110)	1,689
Income tax expense	244	709

Net income (loss) from continuing operations	(354)	980
Discontinued operations, net of tax	0	—

Net income (loss)	(354)	980
Dividends paid to participating securities	—	(33)

Net income (loss) applicable to common stockholders	$(354)	$947

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders:
Continuing operations	$(0.01)	$0.02
Discontinued operations, net of tax	0.00	—

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders	$(0.01)	$0.02
Dividends paid per share	$—	$0.02
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	9,570	5,243
Class B	25,853	35,441
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	9,570	5,243
Class B	35,423	43,453

(1) Includes stock-based compensation allocated as follows:
Service costs	$183	$362
Sales and marketing	202	233
Product development	394	692
General and administrative	1,824	1,830

Total	$2,603	$3,117

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Six Months Ended
	June 30,
	2013	2014
Revenue	$72,310	$100,172
Expenses:
Service costs (1)	42,732	64,673
Sales and marketing (1)	5,550	6,221
Product development (1)	13,752	15,018
General and administrative (1)	10,323	10,747
Amortization of intangible assets from acquisitions	1,791	434
Acquisition and separation related costs	654	(68)

Total operating expenses	74,802	97,025
Gain on sales and disposals of intangible assets, net	2,691	—

Income from operations	199	3,147
Interest expense and other, net	(29)	(24)

Income from continuing operations before provision for income taxes	170	3,123
Income tax expense	408	1,297

Net income (loss) from continuing operations	(238)	1,826
Discontinued operations, net of tax	(31)	9

Net income (loss)	(269)	1,835
Dividends paid to participating securities	—	(69)

Net income (loss) applicable to common stockholders	$(269)	$1,766

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders:
Continuing operations	$(0.01)	$0.05
Discontinued operations, net of tax	$(0.00)	$0.00

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders	$(0.01)	$0.05
Dividends paid per share	$—	$0.04
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	9,570	6,483
Class B	25,720	32,277
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	9,570	6,483
Class B	35,290	41,658

(1) Includes stock-based compensation allocated as follows:
Service costs	$363	$644
Sales and marketing	262	437
Product development	766	1,351
General and administrative	3,119	3,568

Total	$4,510	$6,000

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	June 30,
	2013	2014
Assets
Current assets:
Cash and cash equivalents	$30,912	$74,950
Accounts receivable, net	30,005	34,700
Prepaid expenses and other current assets	2,943	3,429
Refundable taxes	97	96
Deferred tax assets	1,016	1,251

Total current assets	64,973	114,426
Property and equipment, net	5,440	5,042
Deferred tax assets	25,138	23,012
Intangibles and other assets, net	484	422
Goodwill	65,679	65,679
Intangible assets from acquisitions, net	434	—

Total Assets	$162,148	$208,581

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$15,922	$20,179
Accrued expenses and other current liabilities	7,988	8,395
Deferred revenue	1,388	2,188

Total current liabilities	25,298	30,762
Other non-current liabilities	2,095	1,322

Total Liabilities	27,393	32,084
Class A common stock	80	55
Class B common stock	309	375
Treasury stock	(2)	(1)
Additional paid-in capital	305,517	345,382
Accumulated deficit	(171,149)	(169,314)

Total Stockholders’ Equity	134,755	176,497

Total Liabilities and Stockholders’ Equity	$162,148	$208,581

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income from Operations to Operating Income Before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(in thousands)

(unaudited)

	Three Months Ended
	June 30,
	2013	2014
Income (loss) from operations	$(98)	$1,711
Stock-based compensation	2,603	3,117
Amortization of intangible assets from acquisitions	736	31

Operating income before amortization (OIBA)	3,241	4,859
Acquisition and separation related costs	309	(68)

Adjusted operating income before amortization (Adjusted OIBA)	$3,550	$4,791
Domain sales contribution	—	(2,217)
Gain on sales and disposals of intangible assets, net	(1,329)	—

Adjusted OIBA excluding domain gains and sales	$2,221	$2,574

	Six Months Ended June 30,
	2013	2014
Income from operations	$199	$3,147
Stock-based compensation	4,510	6,000
Amortization of intangible assets from acquisitions	1,791	434

Operating income before amortization (OIBA)	6,500	9,581
Acquisition and separation related costs	654	(68)

Adjusted operating income before amortization (Adjusted OIBA)	$7,154	$9,513
Domain sales contribution	—	(4,110)
Gain on sales and disposals of intangible assets, net	(2,691)	—

Adjusted OIBA excluding domain gains and sales	$4,463	$5,403

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended
	June 30,
	2013	2014
Net cash provided by operating activities	$1,014	$3,289
Changes in assets and liabilities	1,393	1,672
Income tax expense	244	709
Acquisition and separation related costs	309	—
Interest expense and other, net	12	22
Gain on sales and disposals of intangible assets, net	1,329	—
Discontinued operations, net of tax	(11)	—
Excess tax benefits related to stock compensation	189	—

Adjusted EBITDA	$4,479	$5,692
Domain sales contribution	—	(2,217)
Gain on sales and disposals of intangible assets, net	(1,329)	—

Adjusted EBITDA excluding domain gains and sales	$3,150	$3,475

Net cash provided by (used in) investing activities	$449	$(545)

Net cash provided by financing activities	$179	$33,680

	Six Months Ended June 30,
	2013	2014
Net cash provided by operating activities	$3,155	$11,367
Changes in asset and liabilities	1,856	(1,312)
Income tax expense	408	1,297
Acquisition and separation related costs	654	—
Interest expense and other, net	29	24
Gain on sales and disposals of intangible assets, net	2,691	—
Discontinued operations, net of tax	6	(9)
Excess tax benefits related to stock compensation	196	—

Adjusted EBITDA	$8,995	$11,367
Domain sales contribution	—	(4,110)
Gain on sales and disposals of intangible assets, net	(2,691)	—

Adjusted EBITDA excluding domain gains and sales	$6,304	$7,257

Net cash provided by (used in) investing activities	$961	$(1,352)

Net cash provided by (used in) financing activities	$(1,304)	$34,023

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 30,
	2013	2014
Adjusted Non-GAAP EPS from continuing operations	$0.06	$0.07

Net income (loss) applicable to common stockholders - diluted (GAAP EPS)	$(0.01)	$0.02
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	35,423	43,453
Net income (loss) applicable to common stockholders	$(354)	$947
Stock-based compensation	2,603	3,117
Acquisition and separation related costs	309	(68)
Amortization of intangible assets from acquisitions	736	31
Interest expense and other, net	12	22
Dividends paid to participating securities	—	33
Tax valuation allowance	225	—
Estimated impact of income taxes	(1,219)	(973)

Adjusted Non-GAAP net income from continuing operations	$2,312	$3,109
Domain sales contribution	—	(2,217)
Gain on sales and disposals of intangible assets, net	(1,329)	—
Estimated impact of income taxes on domain gains and sales	463	785

Adjusted Non-GAAP net income excluding domain gains and sales	$1,446	$1,677

Adjusted Non-GAAP EPS from continuing operations	$0.06	$0.07

Adjusted Non-GAAP EPS excluding domain gains and sales	$0.04	$0.04

Shares used to calculate diluted net income (loss) per share applicable to common stockholders (GAAP)	35,423	43,453
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	790	—

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	36,213	43,453

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Six Months Ended
	June 30,
	2013	2014
Adjusted Non-GAAP EPS from continuing operations	$0.13	$0.15

Net income (loss) from continuing operations applicable to common stockholders—diluted (GAAP EPS)	$(0.01)	$0.02
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	35,290	41,658
Net income (loss) applicable to common stockholders	$(269)	$1,766
Stock-based compensation	4,510	6,000
Acquisition and separation related costs	654	(68)
Amortization of intangible assets from acquisitions	1,791	434
Interest expense and other, net	29	24
Dividends paid to participating securities	—	69
Tax valuation allowance	651	—
Discontinued operations, net of tax	31	(9)
Estimated impact of income taxes	(2,743)	(2,041)

Adjusted Non-GAAP net income from continuing operations	$4,654	$6,175
Domain sales contribution	—	(4,110)
Gain on sales and disposals of intangible assets, net	(2,691)	—
Estimated impact of income taxes on domain gains and sales	940	1,449

Adjusted Non-GAAP net income from continuing operations excluding domain gains and sales	$2,903	$3,514

Adjusted Non-GAAP EPS from continuing operations	$0.13	$0.15

Adjusted Non-GAAP EPS from continuing operations excluding domain gains and sales	$0.08	$0.08

Shares used to calculate diluted net income (loss) per share applicable to common stockholders (GAAP)	35,290	41,658
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	592	—

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	35,882	41,658

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (Loss) from Operations to Operating Income before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	3 months ended						6 months ended
	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014	6/30/2013	6/30/2014
Income (loss) from operations	$297	$(98)	$1,006	$1,544	$1,436	$1,711	$199	$3,147
Stock-based compensation	1,907	2,603	2,365	2,362	2,883	3,117	4,510	6,000
Amortization of intangible assets from acquisitions	1,055	736	709	426	403	31	1,791	434

Operating income before amortization (OIBA)	3,259	3,241	4,080	4,332	4,722	4,859	6,500	9,581
Acquisition and separation related costs	345	309	286	(62)	—	(68)	654	(68)

Adjusted operating income before amortization (Adjusted OIBA)	$3,604	$3,550	$4,366	$4,270	$4,722	$4,791	$7,154	$9,513
Domain sales contribution	—	—	(839)	(1,549)	(1,893)	(2,217)	—	(4,110)
Gain on sales and disposals of intangible assets, net	(1,362)	(1,329)	(1,047)	(35)	—	—	(2,691)	—

Adjusted OIBA excluding domain gains and sales	$2,242	$2,221	$2,480	$2,686	$2,829	$2,574	4,463	5,403

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	3 months ended						6 months ended
	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014	6/30/2013	6/30/2014
Net cash provided by operating activities	$2,141	$1,014	$4,332	$6,109	$8,078	$3,289	$3,155	$11,367
Changes in assets and liabilities	463	1,393	(1,374)	(1,636)	(2,984)	1,672	1,856	(1,312)
Income tax expense	164	244	389	958	588	709	408	1,297
Acquisition and separation related costs	345	309	286	—	—	—	654	—
Gain on sales and disposals of intangible assets, net	1,362	1,329	1,047	35	—	—	2,691	—
Discontinued operations, net of tax	17	(11)	43	(7)	(9)	—	6	(9)
Tax effect of gain on sale of discontinued operations	—	—	563	—	—	—	—	—
Interest expense and other, net	17	12	15	(14)	2	22	29	24
Excess tax benefits related to stock compensation	7	189	13	(209)	—	—	196	—

Adjusted EBITDA	$4,516	$4,479	$5,314	$5,236	$5,675	$5,692	$8,995	$11,367
Domain sales contribution	—	—	(839)	(1,549)	(1,893)	(2,217)	—	(4,110)
Gain on sales and disposals of intangible assets, net	$(1,362)	$(1,329)	$(1,047)	$(35)	$—	$—	$(2,691)	$—

Adjusted EBITDA excluding domain gains and sales	$3,154	$3,150	$3,428	$3,652	$3,782	$3,475	$6,304	$7,257

Net cash provided by (used in) investing activities	$512	$449	$1,235	$(549)	$(807)	$(545)	$961	$(1,352)

Net cash provided by (used in) financing activities	$(1,483)	$179	$842	$202	$343	$33,680	$(1,304)	$34,023

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Quarterly Financial Summary Information

(in thousands)

NON-GAAP MEASURES

Amounts below exclude Discontinued Operations

CONSOLIDATED	Q113	Q213	Q313	Q413	Q114	Q214
GAAP Revenue	$34,732	$37,578	$40,560	$39,680	$50,496	$49,676
Adjusted OIBA	$3,604	$3,550	$4,366	$4,270	$4,722	$4,791
Adjusted EBITDA	$4,516	$4,479	$5,314	$5,236	$5,675	$5,692

CALL-DRIVEN AND RELATED	Q113	Q213	Q313	Q413	Q114	Q214
GAAP Revenue	$31,108	$33,893	$35,668	$34,457	$45,492	$45,857
Adjusted OIBA	$1,371	$1,509	$1,693	$1,725	$2,411	$2,897
Adjusted EBITDA	$2,246	$2,401	$2,598	$2,618	$3,312	$3,764

ARCHEO	Q113	Q213	Q313	Q413	Q114	Q214
GAAP Revenue	$3,624	$3,685	$4,892	$5,223	$5,004	$3,819
Adjusted OIBA	$2,233	$2,041	$2,673	$2,545	$2,311	$1,894
Adjusted EBITDA	$2,270	$2,078	$2,716	$2,618	$2,363	$1,928

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Quarterly Financial Summary Information

(in thousands)

NON-GAAP MEASURES

Amounts below exclude Domain Gains and Sales and Discontinued Operations

CONSOLIDATED	Q113	Q213	Q313	Q413	Q114	Q214
Non-GAAP Revenue	$34,732	$37,578	$39,661	$38,124	$48,598	$47,430
Adjusted OIBA	$2,242	$2,221	$2,480	$2,686	$2,829	$2,574
Adjusted EBITDA	$3,154	$3,150	$3,428	$3,652	$3,782	$3,475

CALL-DRIVEN AND RELATED	Q113	Q213	Q313	Q413	Q114	Q214
GAAP Revenue	$31,108	$33,893	$35,668	$34,457	$45,492	$45,857
Adjusted OIBA	$1,371	$1,509	$1,693	$1,725	$2,411	$2,897
Adjusted EBITDA	$2,246	$2,401	$2,598	$2,618	$3,312	$3,764

ARCHEO	Q113	Q213	Q313	Q413	Q114	Q214
Non-GAAP Revenue	$3,624	$3,685	$3,993	$3,667	$3,106	$1,574
Adjusted OIBA	$871	$712	$787	$961	$418	$(323)
Adjusted EBITDA	$908	$749	$830	$1,034	$470	$(289)

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Financial Summary by Segment

(in thousands)

(unaudited)

	Three months ended						Six months ended
	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014	6/30/2013	6/30/2014
Marchex - Consolidated[5]
Revenue - GAAP[2]	$34,732	$37,578	$40,560	$39,680	$50,496	$49,676	$72,310	$100,172
Revenue including domain gains[3]	$36,094	$38,908	$41,607	$39,715	$50,496	$49,676	$75,002	$100,172
Adjusted OIBA including domain gains and sales[4]	$3,604	$3,550	$4,366	$4,270	$4,722	$4,791	$7,154	$9,513
Adjusted OIBA excluding domain gains and sales[4]	$2,242	$2,221	$2,480	$2,686	$2,829	$2,574	$4,463	$5,403
Adjusted EBITDA including domain gains and sales[4]	$4,516	$4,479	$5,314	$5,236	$5,675	$5,692	$8,995	$11,367
Adjusted EBITDA excluding domain gains and sales[4]	$3,154	$3,150	$3,428	$3,652	$3,782	$3,475	$6,304	$7,257
Call-Driven and Related[1]
Revenue - GAAP	$31,108	$33,893	$35,668	$34,457	$45,492	$45,857	$65,001	$91,349
Adjusted OIBA	$1,371	$1,509	$1,693	$1,725	$2,411	$2,897	$2,880	$5,308
Adjusted EBITDA	$2,246	$2,401	$2,598	$2,618	$3,312	$3,764	$4,647	$7,076
Archeo[1,5]
Revenue - GAAP[2]	$3,624	$3,685	$4,892	$5,223	$5,004	$3,819	$7,309	$8,823
Revenue including domain gains[3]	$4,986	$5,015	$5,939	$5,258	$5,004	$3,819	$10,002	$8,824
Adjusted OIBA including domain gains and sales[4]	$2,233	$2,041	$2,673	$2,545	$2,311	$1,894	$4,274	$4,205
Adjusted OIBA excluding domain gains and sales[4]	$871	$712	$787	$961	$418	$(323)	$1,583	$95
Adjusted EBITDA including domain gains and sales[4]	$2,270	$2,078	$2,716	$2,618	$2,363	$1,928	$4,348	$4,291
Adjusted EBITDA excluding domain gains and sales[4]	$908	$749	$830	$1,034	$470	$(289)	$1,657	$181

1	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited condensed consolidated financial statements of Marchex, Inc. for all periods presented.

The unaudited Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses in all periods presented.

The unaudited Archeo financial results include direct operating expenses for all periods presented.

2	In September 2013, Marchex announced and launched its Domains Marketplace and through it, commenced buying and selling of domains.

Domain sales occurring after this date are included in GAAP revenue and related cost in service cost. Prior to this date, domain sales were recognized in gain on sales and disposals of intangible assets in the unaudited condensed consolidated financial statements.

3	Domain sales recognized in gain on sales and disposals of intangible assets, net.
4	Domain sales recognized in either gain on sales and disposals of intangible assets, net or in revenue and service costs in the unaudited condensed consolidated financial statements for each applicable period.
5	Amounts presented exclude results of discontinued operations. Operating results of discontinued operations relate to certain pay-per-click assets sold in July 2013 and are included in discontinued operations, net of tax in the unaudited condensed consolidated financial statements.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation to Reported Financial and Non-GAAP Information

(in thousands)

(unaudited)

	Three months ended						Six months ended
	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014	6/30/2013	6/30/2014
Revenue[6]
Consolidated - GAAP[1]	$34,732	$37,578	$40,560	$39,680	$50,496	$49,676	$72,310	$100,172
Add: Domain Gains[2]	1,362	1,330	1,047	35	—	—	2,692	—

Consolidated including Domain Gains and Sales[3]	36,094	38,908	41,607	39,715	50,496	49,676	75,002	100,172
Less: Archeo including Domain Gains and Sales[3,4]	4,986	5,015	5,939	5,258	5,004	3,819	10,001	8,823

Call-Driven[4] and related	$31,108	$33,893	$35,668	$34,457	$45,492	$45,857	$65,001	$91,349

Adjusted operating income[6]
Consolidated excluding Domain Gains and Sales[5]	$2,242	$2,221	$2,480	$2,686	$2,829	$2,574	$4,463	$5,403
Add: Domain Gains and Sales[5]	1,362	1,329	1,886	1,584	1,893	2,217	2,691	4,110

Consolidated including Domain Gains and Sales	3,604	3,550	4,366	4,270	4,722	4,791	7,154	9,513
Less: Archeo including Domain Gains and Sales[4,5]	2,233	2,041	2,673	2,545	2,311	1,894	4,274	4,205

Call-Driven[4] and related	$1,371	$1,509	$1,693	$1,725	$2,411	$2,897	$2,880	$5,308

Adjusted EBITDA[6]
Consolidated excluding Domain Gains and Sales[5]	$3,154	$3,150	$3,428	$3,652	$3,782	$3,475	$6,304	$7,257
Add: Domain Gains and Sales[5]	1,362	1,329	1,886	1,584	1,893	2,217	2,691	4,110

Consolidated including Domain Gains and Sales	4,516	4,479	5,314	5,236	5,675	5,692	8,995	11,367
Less: Archeo including Domain Gains and Sales[4,5]	2,270	2,078	2,716	2,618	2,363	1,928	4,348	4,291

Call-Driven[4] and related	$2,246	$2,401	$2,598	$2,618	$3,312	$3,764	$4,647	$7,076

1	In September 2013, Marchex announced and launched its Domains Marketplace and through it, commenced buying and selling of domains.

Domain sales occurring after this date are included in GAAP revenue and related cost in service cost. Prior to this date, domain sales were recognized in gain on sales and disposals of intangible assets in the unaudited condensed consolidated financial statements.

2	Domain sales recognized in gain on sales and disposals of intangible assets, net in the unaudited consolidated financial statements.
3	Domain sales recognized in either gain on sales and disposals of intangible assets or in revenue and service costs in the unaudited condensed consolidated financial statements for each applicable period.
4	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited condensed consolidated financial statements of Marchex, Inc. for all periods presented.

The unaudited Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses in all periods presented.

The unaudited Archeo financial results include direct operating expenses for all periods presented.

5	These are non-GAAP measures of operating results and liquidity. These non-GAAP measures are adjusted for net gains from sales of intangible assets, direct contribution of domain sales sold through Marchex’s Domains Marketplace.
6	Amounts presented exclude results of discontinued operations. Financial results of discontinued operations related to certain pay-per-click assets sold in July 2013 and are included in discontinued operations, net of tax in the unaudited consolidated condensed financial statements.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.